                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                          C U R R E N T   R E P O R T



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                November 5, 1995
                               --------------------
                Date of Report (Date Of Earliest Event Reported)


                            FIRST INTERSTATE BANCORP
                            ------------------------
            (Exact Name Of Registrant As Specified In Its Charter)


                                   Delaware
                     ------------------------------------
                (State Or Other Jurisdiction Of Incorporation)



       1-4114                                             95-1418530
------------------------                        -----------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                             633 West Fifth Street
                        Los Angeles, California  90071
          -----------------------------------------------------------
           (Address Of Principal Executive Offices)       (Zip Code)

                                (213) 614-3001
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)


                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name Or Former Address, If Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

          On November 5, 1995, First Interstate Bancorp ("First Interstate"), Eleven Acquisition Corp. ("FBS Sub") and First Bank System, Inc. ("FBS") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger (the "Merger") of FBS Sub with and into First Interstate, with First Interstate surviving the Merger. The Merger is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and to be accounted for as a pooling of interests.

          Pursuant to the Merger Agreement, each share of the common stock, par value $2.00 per share (the "First Interstate Common Stock"), of First Interstate outstanding on the date of the Merger (excluding shares of First Interstate Common Stock held by First Interstate as treasury stock or shares held by FBS or any of its subsidiaries, but including shares of First Interstate Common Stock
(i) held directly or indirectly by FBS or First Interstate or any of their respective subsidiaries in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are benefi-

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cially owned by third parties or (ii) held by FBS or First Interstate or any of their respective subsidiaries in respect of a debt previously contracted), together with the rights attached thereto, will be converted into 2.60 shares of the common stock, par value $1.25 per share, of FBS ("FBS Common Stock"), together with the corresponding number of rights attached thereto. No fractional shares of FBS Common Stock will be issued in the Merger, and First Interstate's stockholders who otherwise would be entitled to receive a fractional share of FBS Common Stock will receive a cash payment in lieu thereof.

     In addition, pursuant to the Merger Agreement, each share of the 9.875% preferred stock, Series F, and each share of the 9.0% preferred stock, Series G, of First Interstate (collectively, the "First Interstate Preferred Stock") outstanding on the date of the Merger will be converted into one share of 9.875% preferred stock and 9.0% preferred stock, respectively, of FBS (the "New Preferred Stock") with substantially the same terms as the corresponding series of First Interstate Preferred Stock, except that the New Preferred Stock will have such voting

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rights as are necessary to ensure that the Merger constitutes a tax-free reorganization under the Code.

          Consummation of the Merger is subject to certain conditions, including, but not limited to, approval of the Merger by the holders of a majority of the shares of the First Interstate Common Stock outstanding, approval of certain amendments to the FBS Certificate of Incorporation required in connection with the Merger by a majority of the outstanding shares of FBS Common Stock, approval of the issuance of shares of FBS Common Stock in the Merger by the holders of a majority of the votes cast at a meeting of the holders of FBS Common Stock, and the receipt of all required regulatory approvals without the imposition of any condition or requirement which the Board of Directors of First Interstate or FBS reasonably determines in good faith will have or reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on the combined company and its subsidiaries taken as a whole.

          Following the Merger, FBS will change its name to First Interstate Bancorp and the total number of persons serving on its Board of Directors will be 20, 10 of whom will be selected solely by and at the absolute discretion of the Board of Directors of FBS from amongst

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those persons serving as directors of FBS immediately prior to the Merger and 10 of whom will be selected solely by and at the absolute discretion of the Board of Directors of First Interstate from amongst those persons serving as directors of First Interstate immediately prior to the Merger. In addition, following the Merger John F. Grundhofer, Chairman, President and Chief Executive Officer of FBS, will be Chairman of the Board and Chief Executive Officer of the combined company, and William E. B. Siart, Chairman and Chief Executive Officer of First Interstate, will be President and Chief Operating Officer of the combined company.

          As a condition to the execution and delivery of the Merger Agreement, First Interstate and FBS entered into reciprocal stock option agreements, each dated as of November 5, 1995 (collectively, the "Reciprocal Stock Option Agreements"). Pursuant to the Reciprocal Stock Option Agreements, First Interstate granted FBS an option to purchase up to 15,073,106 shares of First Interstate Common Stock at a price of $127.75 per share and FBS granted First Interstate an option to purchase up to 25,829,983 shares of FBS Common Stock at a price of $50.875 per share. Each option is exercisable only upon

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the occurrence of certain events described therein.

          Notwithstanding any other provisions of the Reciprocal Stock Option Agreements, the Total Profit (as defined) which either First Interstate or FBS, as grantee of a stock option (the "Option") issued by the other party, respectively, may realize from the Option may not exceed $100 million.

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          As a further condition to the execution and delivery of the Merger
Agreement, First Interstate and FBS executed reciprocal transaction termination fee letter agreements, each dated as of November 5, 1995 (collectively, the "Reciprocal Fee Letters"). Pursuant to the Reciprocal Fee Letters, First Interstate and FBS each agreed to pay the other party, subject to certain conditions, a cash fee of $25 million in the event certain initial triggering events (described therein) occur prior to or concurrently with the termination of the Merger Agreement. In addition, First Interstate and FBS each agreed, subject to certain conditions, to pay a $75 million cash fee

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if certain subsequent events (described therein) occur within 18 months of the termination of the Merger Agreement.

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          The Merger Agreement, the Reciprocal Stock Option Agreements and the
Reciprocal Fee Letters are attached hereto as exhibits and incorporated herein by reference in their entirety. The foregoing summaries of the Merger Agreement, the Reciprocal Stock Option Agreements and the Reciprocal Fee Letters do not purport to be complete and are qualified in their entirety by reference to such exhibits.

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
     (c)  Exhibits

          The following Exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number              Description
-------             -----------

  2.1 Agreement and Plan of Merger, dated as of November 5, 1995, among First Interstate Bancorp, First Bank System, Inc. and Eleven Acquisition Corp.

  2.2 Stock Option Agreement, dated as of November 5, 1995, between First Interstate Bancorp and First Bank System, Inc.

  2.3 Stock Option Agreement, dated as of November 5, 1995, between First Bank System, Inc. and First Interstate Bancorp.

  2.4 Letter Agreement, dated as of November 5, 1995, between First Interstate Bancorp and First Bank System, Inc.

  2.5 Letter Agreement, dated as of November 5, 1995, between First Bank System, Inc. and First Interstate Bancorp.



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  November 9, 1995


                                        FIRST INTERSTATE BANCORP


                                            /s/ William E. B. Siart
                                        By:____________________________
                                        Name:   William E. B. Siart
                                        Title:  Chairman and Chief
                                                Executive Officer


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                                 EXHIBIT INDEX



Exhibit
Number              Description
-------             -----------

  2.1 Agreement and Plan of Merger, dated as of November 5, 1995, among First Interstate Bancorp, First Bank System, Inc. and Eleven Acquisition Corp.

  2.2 Stock Option Agreement, dated as of November 5, 1995, between First Interstate Bancorp and First Bank System, Inc.

  2.3 Stock Option Agreement, dated as of November 5, 1995, between First Bank System, Inc. and First Interstate Bancorp.

  2.4 Letter Agreement, dated as of November 5, 1995, between First Interstate Bancorp and First Bank System, Inc.

  2.5 Letter Agreement, dated as of November 5, 1995, between First Bank System, Inc. and First Interstate Bancorp.

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